UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2014

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.	CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2014, the Board of Directors of International Paper Company (“IP”) appointed Mark S. Sutton as President and Chief Operating Officer and elected him as a director, effective June 1, 2014. Mr. Sutton’s term as a director will expire at the annual meeting of the Company’s stockholders in May 2015, at which time his continued Board service will be subject to renomination and stockholder approval. With the election of Mr. Sutton, the size of the Board is now 12 members.

Mr. Sutton, age 52, previously served as Senior Vice President – Industrial Packaging of IP, a position he had held since November 2011. He served as Senior Vice President – Printing & Communications Papers the Americas of IP from 2010 to 2011, as Senior Vice President – Global Supply Chain of IP from 2008 through 2009, and as Vice President – Global Supply Chain of IP from 2007 to 2008. He served as Vice President – Strategic Planning of IP from 2005 to 2007. He joined IP in 1984.

As an IP employee, Mr. Sutton is not an independent director. There have been no transactions since the beginning of IP’s last fiscal year, and there are no currently proposed transactions, in which IP was or is to be a participant and in which Mr. Sutton (or any member of his immediate family) had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K. The new appointment and election of Mr. Sutton were not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of IP acting in his or her official capacity. In his new position, Mr. Sutton will continue to be compensated in accordance with previously disclosed compensation programs for IP’s non-CEO executive officers and will not receive any additional compensation for his Board service.

SECTION 7.	REGULATION FD.

Item 7.01.	Regulation FD Disclosure.

A copy of IP’s press release announcing the new appointment and election of Mr. Sutton is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 9.	FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of International Paper Company dated June 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: June 2, 2014	By:	/s/ SHARON R. RYAN
		Name:	Sharon R. Ryan
		Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of International Paper Company dated June 2, 2014.

E-1